UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 19, 2008

CastlePoint Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-33374	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Hall, 11 Victoria Street, Hamilton, Bermuda	HM 11
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(441) 294-6409

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On December 19, 2008, CastlePoint Holdings, Ltd. issued a joint press release with Tower Group, Inc. entitled “Tower Group, Inc. Announces Special Meeting of Shareholders and CastlePoint Holdings, Ltd. Announces Special General Meeting of Shareholders” in which it announced that the Special General Meeting of Shareholders to consider and act on the proposed merger with Tower Group, Inc. would be held on January 27, 2009 at 10:00 AM (Atlantic time) at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Hamilton, Bermuda.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1: Press release titled "“Tower Group, Inc. Announces Special Meeting of Shareholders and CastlePoint Holdings, Ltd. Announces Special General Meeting of Shareholders”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CastlePoint Holdings, Ltd.

Date:	December 19, 2008

/s/ Joel S. Weiner
Senior Vice-president and Chief Financial Officer

Exhibit index

99.1        Press release dated December 19, 2008